UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2003

POLARIS INDUSTRIES INC.

(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55

Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500

(Registrant’s telephone number, including area code)

Item 7(c). Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EX-99 News Release

Item 7(c). Exhibits. The following exhibit is being furnished herewith:

     99 News Release, dated April 15, 2003, of Polaris Industries Inc.

Item 9. Regulation FD Disclosure. (Information provided under Item 12 - Results of Operations and Financial Condition.)

     The following information is being provided under Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

     On April 15, 2003, Polaris Industries Inc. issued a news release to report its financial results for the quarter ended March 31, 2003. The release is furnished as Exhibit 99 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

Date: April 16, 2003

POLARIS INDUSTRIES INC.

/s/ Michael W. Malone
Michael W. Malone
Vice President – Finance,
Chief Financial Officer and
Secretary of Polaris Industries Inc.